

DERYCZ SCIENTIFIC

INVESTOR PRESENTATION

REPRINTS DESK

POOLS PRESS

MAY 2008

SAFE HARBOR STATEMENT

In conjunction with the provisions of the safe harbor section of the private securities litigation reform act of 1995, this document contains certain forward-looking statements pertaining to future anticipated projected plans, performance and developments, as well as other statements relating to future operations and results.

Any statements in this document that are not statements of historical fact may be considered to be forward-looking statements. Written words such as "may", "will", "expect", "believe", "anticipate", "estimate", "intends", "goal", "objective", "seek", "attempt", or variations of these or similar words, identify forward-looking statements.

These statements by their nature are estimates of future results only and involve substantial risks and uncertainties. There can be no assurance that actual results will not differ materially from expectations.

DERYCZ SCIENTIFIC MISSION

We are a content re-purposing company.

Our **mission** is to develop the products, services and systems that facilitate the re-use of published content in a manner that helps organizations achieve their marketing, communication and research goals effectively and in compliance with copyright law and regulatory rules.

Our initial **focus** is the pharmaceutical, biotechnology and healthcare market.

PUBLISHED CONTENT:

AT THE HEART OF EVERYTHING WE DO

WHAT IS CONTENT RE-PURPOSING?

» **CONTENT =**

Man's published knowledge (ie: articles, book chapters)

» **RE-PURPOSING =**

Finding new uses

» **CONTENT RE-PURPOSING =**

Finding new uses for mankind's published knowledge

MARKET POSITION


PUBLISHERS
CUSTOMERS

EXAMPLE:

ABC Pharmaceuticals has just released a prescription drug they believe is superior to that of an established competitor.

There are a few seminal scientific articles that prove this and **ABC** would like to distribute 100,000 print and electronic copies of these articles to physicians.

HOW CAN THIS BE ACCOMPLISHED EFFECTIVELY AND LEGALLY?

THE PROBLEMS INVOLVED

COPYRIGHT ISSUES:
ABC pharma does NOT own the Copyright to these articles. How do they obtain distribution rights?



DISTRIBUTION ISSUES:
How does ABC pharma manage controlled electronic distribution once rights are obtained?

LOGISTICS ISSUES:
How does ABC pharma manage physicial distribution storage and logistics?

THE DERYCZ SCIENTIFIC APPROACH

We are developing products and companies that complement each other in their ability to make content re-use easy for customers and help **Derycz** achieve revenues and profits, as well as transform and revolutionize the published information industry in the United States and Europe.

Derycz is currently in acquisition discussions with the owners of a profitable company in Europe to serve as a strategic partner in our launch into the European market.

THE DERYCZ SCIENTIFIC TEAM

» PETER DERYCZ – CHAIRMAN AND CEO

Twenty years of industry experience. Grew Infotrieve (a purveyor of scientific articles) to $32 million in sales before selling to a group of Private Equity investors in 2003.

» JAN PETERSON – DIRECTOR AND HEAD OF PUBLISHER RELATIONS

Jan is an industry veteran with over twenty years in STM (Scientific, Technical, Medical) publishing and content development. She established individual article sales as a legitimate revenue stream for publishers and coined the term "Article Economy".

» SCOTT AHLBERG – DIRECTOR AND HEAD OF CORPORATE SERVICES

Scott has eighteen years of rights management, product development and content distribution experience.

» RICHARD McKILLIGAN – CFO AND GENERAL COUNSEL

Mr. McKilligan earned his law degree from Cornell Law School, his MBA from the University of Chicago and his undergraduate degree in Accountancy from the University of Illinois at Urbana-Champaign. He is a member of the State Bar of California, the New York State Bar Association and The Florida Bar.

» TRACY FORRESTER – HEAD OF OPERATIONS

Fifteen years experience managing reprints and information/library service operations in both the public and private sectors.

» MARC NISSAN – CHIEF APPLICATION ARCHITECT

Thirteen years of solid experience building stable content delivery and management systems.

COMPANY HISTORY

» **JANUARY 2006**
Reprints Desk created, achieves $1M in revenue in its first 8 months from Pharma accounts

» **DECEMBER 2006**
Derycz Scientific created as a holding company, absorbs **Reprints Desk** and raises $4.5M

» **FEBRUARY 2007**
Derycz Scientific acquires **Pools Press**, a commercial article printer

» **MARCH 2008**
Derycz reports $8M in revenues for last nine months.
Successfully files Registration Statement with SEC

SUBSTANTIAL PROGRESS
HAS BEEN MADE ON ACHIEVING OUR ORIGINAL GOALS:

» Ability to **generate** revenue and gross profits

» Becoming a **trusted** vendor to the healthcare industry

» Build and keep a **strong** management team

» **Insert** one of our products into an organization followed by additional up-selling of related products and services at higher gross margins

» **Develop** products and services with customer involvement

» **Become** a publicly traded company

CUSTOMERS – SOLID CUSTOMER BASE

- 18 of the Top 50 Pharma Companies*
- 12 of the Top 100 Biotech Companies*
- Goal: 100% Penetration into all of the Top 50 Pharma and Top 100 Biotech companies by 2010.

*As listed in *Top 100 biotechnology companies* and *Top 50 Pharmaceutical Companies Charts & Lists*, Med Ad News, Sep. 2007

OUR COMPANIES, PRODUCTS & SERVICES

REPRINTS DESK	Continues to grow its customer and revenue bases. New services are being launched quarterly as well as the announcement of a series of strategically important publisher relationships. Recently ranked #1 in Outsell study.
POOLS PRESS	Print-on-Demand Services for Copyright and Regulatory sensitive printing. Acquired majority interest in Feb 2007. Successfully integrated and transferred from previous ownership. Launch new services and branding in 2008.
CONTENT DISTRIBUTION LOGISTICS	Logistics management for corporate communications. Acquisition of Pools Press was strategically important to deliver these logistics services. Integrated services are currently under development.
COPYRIGHT MANAGEMENT & ENFORCEMENT	Helping publishers manage ancillary revenues. Trials are currently under way with scientific publishers.
ARTICLE TOOLBOX	Key components are currently being built that will integrate Reprints Desk and Pools Press services into pharma company workflows. Expected launch in June 2008.
ePRINT SERVER TECHNOLOGY	Reprints Desk has developed technology with Adobe Systems that allows for controlled distribution of PDF files. Paired with other Derycz capabilities, this has the potential of unlocking the "ePrint" market.

REVENUE

Derycz expects to achieve revenues of $11M for the fiscal year ending June 30, 2008



Quarterly revenues
gross margin
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q2-2006
Q3-2006
Q4-2006
Q1-2007
Q2-2007
Q3-2007
Q4-2007
Q1-2008

FINANCIAL HIGHLIGHTS

- » **$478K** in revenue for fiscal year 2006
- » **$3.85M** in revenue for fiscal 2007
- » **$11M** in projected revenue for fiscal 2008
- » **$22M - $26M** in estimated revenue for fiscal 2009

- Established vendor on purchasing systems of dozens of large healthcare companies
- Acquisitions under discussion that are accretive to revenues and profits
- Anticipate achievement of net quarterly profitability in Q3 or Q4 2008

CONSOLIDATED INCOME STATEMENT INFORMATION

	For the three months ended March 31,2008 (Unaudited)	For the six months ended December 31, 2007 (Unaudited)	For the year ended June 30, 2007
Net sales	$ 2,910,183	$ 5,156,576	$ 3,850,746
Cost of Goods Sold	2,342,128	4,215,827	3,253,120
Total operating expenses	671,539	1,143,613	1,100,243
Loss from operations	(103,484)	(202,864)	(502,617
Total other income (expenses)	(34,343)	49,962	87,126
Net loss	$ (137,721)	$ (152,902)	$ (415,491)
Basic and diluted net loss per share	$ (0.01)	$ (0.01)	$ (0.04)
Basic and diluted shares outstanding	12,561,813	12,510,305	10,625,003

CONSOLIDATED BALANCE SHEET INFORMATION
(UNAUDITED)

		March 31, 2008
ASSETS		
Current Assets:		
Cash and cash equivalents	$	1,589,893
Short-term investments		1,705,894
Accounts receivable		2,350,292
Total current assets		5,852,751
Total assets	$	7,002,885
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities:		
Accounts payable	$	1,678,861
Outstanding on credit line		1,279,450
Total current liabilities		3,051,874
Total stockholders' equity		3,828,105
Total liabilities and stockholders' equity	$	7,002,885

ACQUISITION PIPELINE

WE ARE LOOKING AT SOME VERY INTERESTING ACQUISITION OPPORTUNITIES

» TARGET 1 – EUROPE

Acquisition of a profitable Print on Demand and Logistics Company. Will give the company a springboard from which to grow into Europe and $18M in new revenues annually.

» TARGET 2 – US

Acquisition of a profitable Outsourced Information Consulting company. Will give **Derycz** a Consulting arm with which to further integrate **Derycz** products and services into Pharma. This company will add $10M in new revenues to **Derycz Scientific**.

» TARGET 3 – US

Acquisition of a profitable Cataloging Software Company. Will give **Derycz** information cataloging and meta-tagging expertise as well as $2M in new revenue.

SUMMARY

We continue to build an **exciting company** that is growing rapidly by adding customers, products and services, as well as through acquisitions of companies that are a good strategic fit for us.

Our plan is to **increase revenues** with our core customers. As our value-add increases, we expect our gross margins to increase as well.

Thank you.

www.deryczscientific.com